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                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in this Registration Statement of Flowers Foods, Inc. on Form S-8 of our report dated March 27, 2001 appearing in the annual report on Form 10-K of Flowers Foods, Inc. for the fiscal year ended December 30, 2000.


/s/ PricewaterhouseCoopers, LLP

PRICEWATERHOUSECOOPERS, LLP
Atlanta, Georgia

April 5, 2001